UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company Ž

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Ž

Item 7.01  Regulation FD Disclosure.

On February 13, 2018, Avadel Pharmaceuticals plc (the "Registrant") announced that its wholly-owned subsidiary, Avadel Finance Cayman Limited (the "Issuer"), intends to offer, subject to market and other conditions, up to $125,000,000 aggregate principal amount of exchangeable senior notes due 2023 (the "Notes") in a private offering to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933. The Issuer expects to grant the initial purchasers of the Notes a 30-day option to purchase up to an additional $18,750,000 aggregate principal amount of Notes.  A copy of the slide presentation that the Registrant expects to use in connection with the marketing of the offering of Notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events.

On February 13, 2018 the Registrant issued a press release announcing the proposed offering of the Notes. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide Presentation, titled "Avadel Pharmaceuticals plc Corporate Presentation."
99.2	Press Release, dated February 13, 2018, titled "Avadel Pharmaceuticals Announces Proposed Exchangeable Senior Notes Offering."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By:         /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: February 13, 2018

Exhibit Index

99.1	Slide Presentation, titled "Avadel Pharmaceuticals plc Corporate Presentation."
99.2	Press Release, dated February 13, 2018, titled "Avadel Pharmaceuticals Announces Proposed Exchangeable Senior Notes Offering."